Exhibit 99.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated February 23, 2007 (the “Agreement”) is entered into by and among DaVita Inc., a Delaware corporation (the “Company”), the guarantors listed in Schedule 1 hereto (the “Guarantors”), and Credit Suisse Securities (USA) LLC (the “Initial Purchaser”).

The Company, the Guarantors and the Initial Purchaser are parties to the Purchase Agreement dated February 9, 2007 (the “Purchase Agreement”), which provides for, among other things, the sale by the Company to the Initial Purchaser of $400,000,000 aggregate principal amount of the Company’s 6 5/8% Senior Notes due 2013 (the “Securities”) which will be guaranteed on an unsecured senior basis by each of the Guarantors. As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“2005 Exchange Securities” shall mean the Exchange Securities as defined in the 2005 Registration Rights Agreement.

“2005 Registration Rights Agreement” means that certain Registration Rights Agreement relating to the company’s 6 5/8% Senior Notes due 2013 dated March 22, 2005, by and among the Company, the guarantors listed in Schedule 1 thereto and J.P. Morgan Securities Inc., on behalf of itself and on behalf of the several initial purchasers.

“Additional Guarantor” shall mean any person that executes a guarantee under the Indenture after the date of this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors and any Additional Guarantors.

“Holders” shall mean the Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indenture” shall mean the Indenture relating to the Securities dated March 22, 2005 among the Company, the Guarantors and The Bank of New York Trust Company, N.A., as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchaser” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective or otherwise become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all out-of-pocket expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchaser) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Staff” shall mean the staff of the SEC.

“Target Date” shall have the meaning set forth in Section 2(d) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act.

(a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall (i) within 90 days of the Closing Date, cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) use their reasonable best efforts to (x) cause such Registration Statement to become effective within 180 days of the Closing Date and (y) cause such Exchange Offer Registration Statement to remain effective until the earlier of (A) 180 days after the closing of the Exchange Offer and (B) the first day after the consummation of the Exchange Offer when Participating Broker-Dealers no longer have a prospectus delivery obligation under Staff interpretations. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement becomes effective and use their reasonable best efforts to complete the Exchange Offer not later than 45 days after such effective date.

The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business, New York City time, on the last Exchange Date that is a Business Day, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor, (iv) it is not engaged in, and does not intend to engage in, the distribution (within the meaning of the Securities Act) of the Exchange Securities, (v) if such Holder is a broker-dealer, it did not purchase the notes being tendered in the Exchange Offer directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption from registration under the Securities Act, and (vi) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

The Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff and (ii) that no action or proceeding shall have been instituted in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company’s judgment, would reasonably be expected to prevent the Company and the Guarantors from proceeding with or completing the Exchange Offer.

(b) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the date that is 210 days from the Closing Date or (iii) the Initial Purchaser shall so request in writing not later than 90 Business Days following completion of the Exchange Offer with respect to the Registrable Securities not eligible to be exchanged for Exchange Securities in the Exchange Offer and held by it, the Company and the Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement become effective.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchaser after completion of the Exchange Offer.

The Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule 144A) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or otherwise cease to be Registrable Securities (the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act, to the extent then applicable to the Company.

In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, has not become effective by 5:00 p.m. (Eastern Standard Time) on the date that is 210 days after the Closing Date (the “Target Date”), the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period following the Target Date and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act, up to a maximum of 1.00% per annum of additional interest.

If the Shelf Registration Statement, if required hereby, has become effective and thereafter at any time after the Target Date either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 45 days (whether or not consecutive) in any 12-month period, then the interest rate on the Registrable Securities with respect to any period during which the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable will be increased by (i) 0.25% per annum for the first 90-day period immediately commencing on the 46th day in such 12-month period and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until the Shelf Registration Statement has again become effective or the Prospectus again becomes usable, up to a maximum of 1.00% per annum of additional interest.

(e) Without limiting the remedies available to the Initial Purchaser and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures.

(a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall:

(i) prepare and file with the SEC a Registration Statement, within the time periods specified by Section 2 hereof, on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) use their reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchaser, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto as such Holder, counsel or Underwriter may reasonably request, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and subject to Section 3(d) hereof, the Company and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions within the United States as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Purchaser promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including any objection notice from the SEC pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of a Shelf Registration Statement or any past effective amendment thereto (a “401(g)(2) Objection”) (4) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Shelf Registration Statement is effective that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order that the Registration Statement or Prospectus or any Free Writing Prospectus not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (6) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate (other than a post-effective amendment the sole purpose of which is to add additional selling securityholders) and (7) of any determination by the Company (other than for the avoidance of its obligations under this Agreement), in the exercise of its reasonable judgment, that (A) it is not in the best interests of the Company and its stockholders to disclose a possible acquisition or business combination or other transaction, business development or event involving the Company that may require disclosure in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, or (B) obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, would be impracticable. Any notice provided pursuant to this Section 3(a)(v)(7) shall not be required to disclose any such possible acquisition, business combination or other transaction, business development or event if the Company determines in the exercise of its reasonable judgment that such acquisition or business combination or other transaction, business development or event should remain confidential.

(vii) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, and in the case of a 401(g)(2) Objection, obtain resolution of such 401(g)(2) Objection at the earliest possible moment and provide prompt notice to each Holder of the withdrawal of any such order;

(viii) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included in such Shelf Registration, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix) in the case of a Shelf Registration, cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request a reasonable period of time prior to the closing of any sale of Registrable Securities;

(x) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus or Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus or a Free Writing Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities included in such Shelf Registration or their counsel) available for discussion of such document; and the Company and the Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or a Free Writing Prospectus ,or any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus, of which the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) shall reasonably object within a reasonable period of time;

(xii) obtain a CUSIP number for all Exchange Securities or Registrable Securities (and the Company shall endeavor to obtain such CUSIP number as is identical to the CUSIP number obtained for the 2005 Exchange Securities), as the case may be, not later than the effective date of a Registration Statement;

(xiii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, one counsel (in addition to any local counsel) and one firm of accountants designated by the Holders of Registrable Securities and one counsel (in addition to any local counsel) and one firm of accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; in order to comply with their due diligence requirements, provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall agree to keep such information confidential for purposes of Regulation FD and take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter);

(xv) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xvi) if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be so included in such filing;

(xvii) in the case of a Shelf Registration, enter into such customary agreements (including, if requested, an underwriting agreement in customary form including customary indemnification and contribution provisions) and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to any Underwriters of such Registrable Securities and to any Holder of Registrable Securities that has reasonably demonstrated to the Company that such Holder may have a “due diligence” defense under Section 11 of the Securities Act with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority in principal amount of the Registrable Securities being sold (to the extent such Holders have reasonably demonstrated to the Company that such Holder may have a “due diligence” defense under Section 11 of the Securities Act) such Underwriters and their respective counsel) and addressed to each such selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) (i) obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (ii) use their reasonable best efforts to obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder (to the extent such Holder has reasonably demonstrated to the Company and to the independent certified public accountants of the Company that such Holder may have a “due diligence” defense under Section 11 of the Securities Act), such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold (to the extent such Holders have reasonably demonstrated to the Company that such Holder may have a “due diligence” defense under Section 11 of the Securities Act) or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xviii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Company of such Additional Guarantor, to take such action as to permit the Company and the Guarantors to comply with this Agreement, including making such Additional Guarantor co-registrant of securities under any Registration Statement or Shelf Registration Statement.

(b) In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing, and the Company may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(c) In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3), 3(a)(vi)(5) or

3(a)(vi)(7) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof or notice from the Company that dispositions of Registrable Securities pursuant to the Shelf Registration Statement may be resumed and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Company and the Guarantors shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions or notice from the Company that dispositions of Registrable Securities pursuant to the Shelf Registration Statement may be resumed. The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

(e) The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

4. Participation of Broker-Dealers in Exchange Offer.

(a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), if requested by the Initial Purchaser or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4, subject to the right of the Company to suspend use of any Prospectus pursuant to Section 3(c) hereof.

(c) The Initial Purchaser shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5. Indemnification and Contribution.

(a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls the Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus used in violation of this Agreement or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchaser or information relating to any Holder furnished to the Company in writing through Credit Suisse Securities (USA) LLC or any selling Holder expressly for use therein.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchaser and the other selling Holders, the directors and officers of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, any of the Guarantors, the Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to participate therein and to the extent that it wishes, jointly with any other similarly notified Indemnifying Person, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person. After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such claim or action, the Indemnifying Person shall not be liable to the Indemnified Person under this Section 5 for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an Indemnified Person shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the Indemnified Person will be at the expense of such Indemnified Person unless (i) the employment of counsel by the Indemnified Person has been authorized in writing by the Indemnifying Person, (ii) the Indemnified Person has reasonably concluded (based upon advice of counsel to the Indemnified Person) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the Indemnifying Person, (iii) a conflict or potential conflict exists (based upon advice of counsel to the Indemnified Person) between the Indemnified Person and the Indemnifying Person (in which case the Indemnifying Person will not have the right to direct the defense of such action on behalf of the Indemnified Person) or (iv) the Indemnifying Person has not in fact employed counsel reasonably satisfactory to the Indemnified Person to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the Indemnifying Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for the Initial Purchaser, its affiliates, directors and officers and any control Persons of the Initial Purchaser shall be designated in writing by Credit Suisse Securities (USA) LLC, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. Each Indemnified Person, as a condition to the agreements contained in this Section 5, shall use all reasonable efforts to cooperate with the Indemnifying Person in the defense of any such action or claim. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any Holder or any Person controlling the Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c) and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchaser (in its capacity as Initial Purchaser) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder (excluding those agreements made in Section 5 hereto) between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(i) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchaser shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

(j) Addition and Removal of Guarantors. In the event that any Person that is not a party to this Agreement shall at any time guarantee any Registrable Securities or Exchange Securities then, prior to or contemporaneously with such Person entering into its guarantee of the Registrable Securities or the Exchange Securities, as the case may be, such Person, the other Guarantors and the Company shall enter into an amendment to this Agreement (which amendment need not be signed by the Initial Purchaser), pursuant to which such Person shall become a Guarantor under this Agreement with all the duties and obligations of a Guarantor hereunder. If a Guarantor is released from all of its Guarantees of the Registrable Securities and the Exchange Securities, such Guarantor shall be automatically and unconditionally released and discharged from all of its obligations under this Agreement (other than (i) obligations and liabilities which may have arisen prior to the time of such release and discharge and (ii) any obligation set forth in Section 5 hereof to the extent such obligation arises out of any untrue statement or alleged untrue statement or omission or alleged omission or suit, action or proceeding which occurred prior to such release) without any further action required on the part of the Company, the Guarantors or any other Person.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DAVITA INC.

By:	/s/ H. W. Guy Seay
Name:	H.W. Guy Seay
Title:	Vice President, Finance

GUARANTORS

Astro, Hobby, West Mt. Renal Care Limited Partnership
Bay Area Dialysis Partnership
Beverly Hills Dialysis Partnership
Carroll County Dialysis Facility, Inc.
Continental Dialysis Center of Springfield-Fairfax, Inc.
Continental Dialysis Centers, Inc.
DaVita Nephrology Associates of Utah, L.L.C.
DaVita – West, LLC
Dialysis Specialists of Dallas, Inc.
Downriver Centers, Inc.
East End Dialysis Center, Inc.
Eastmont Dialysis Partnership
Elberton Dialysis Facility, Inc.
Flamingo Park Kidney Center, Inc.
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership
Kidney Care Rx, Inc. (fka Total Renal Support Services, Inc.)
Kidney Care Services, LLC
Lincoln Park Dialysis Services, Inc.
Mason-Dixon Dialysis Facilities, Inc.
Nephrology Medical Associates of Georgia, LLC
Open Access Sonography, Inc.
Orange Dialysis, LLC
Pacific Coast Dialysis Center
PDI Holdings, Inc.
PDI Supply, Inc.
Peninsula Dialysis Center, Inc.
Physicians Dialysis Acquisitions, Inc.
Physicians Dialysis Ventures, Inc.
Physicians Dialysis, Inc.
Renal Treatment Centers – California, Inc.
Renal Treatment Centers – Hawaii, Inc.
Renal Treatment Centers – Illinois, Inc.
Renal Treatment Centers – Mid-Atlantic, Inc.
Renal Treatment Centers – Northeast, Inc.
Renal Treatment Centers – Southeast, LP
Renal Treatment Centers – West, Inc.
Renal Treatment Centers, Inc.
RMS DM, LLC
RTC—Texas Acquisition, Inc.
RTC Holdings, Inc.
RTC TN, Inc.
Sierra Rose Dialysis Center, LLC
Southwest Atlanta Dialysis Centers, LLC

Total Acute Kidney Care, Inc.
Total Renal Care / Eaton Canyon Dialysis Center Partnership
Total Renal Care of Colorado, Inc.
Total Renal Care of Utah, L.L.C.
Total Renal Care Texas Limited Partnership
Total Renal Care, Inc.
Total Renal Care/Peralta Renal Center Partnership
Total Renal Care/Piedmont Dialysis Partnership
Total Renal Laboratories, Inc.
Total Renal Research, Inc.
TRC – Indiana, LLC
TRC of New York, Inc.
TRC West, Inc.
Tri-City Dialysis Center, Inc.
Dialysis Centers of Abilene, L.P.
Mid-City New Orleans Dialysis Partnership, LLC
North Atlanta Dialysis Center, LLC
Ontario Dialysis Center, LLC
Renal Life Link, Inc.
South Shore Dialysis Center, L.P.
Southeast Florida Dialysis, LLC
DVA Renal Healthcare, Inc.
Dialysis Holdings, Inc.
DVA Laboratory Services, Inc.
DVA Nephrology Partners, Inc.
DVA Healthcare of Pennsylvania, Inc.
DVA Healthcare of Maryland, Inc.
DVA Healthcare of Massachusetts, Inc.
DVA of New York, Inc.
DVA Supply Corp.
Neptune Artificial Kidney Center, LLC
Freehold Artificial Kidney Center, LLC
DVA Nephrology Services, Inc.
DVA Healthcare Nephrology Partners, Inc.
DVA Healthcare Renal Care, Inc.
DVA Healthcare Procurement Services, Inc.

By:	/s/ H.W. Guy Seay
Name:	H.W. Guy Seay
Title:	Authorized Signatory

Confirmed and accepted as

of the date first above written:

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Edward L. Mohr
Authorized Signatory

SCHEDULE 1

Guarantors

Name	Jurisdiction	Percentage Ownership (direct or indirect)
1. Astro, Hobby, West Mt. Renal Care Limited Partnership	Delaware	100%
2. Bay Area Dialysis Partnership	Florida	100%
3. Beverly Hills Dialysis Partnership	California	100%
4. Carroll County Dialysis Facility, Inc.	Maryland	100%
5. Continental Dialysis Center of Springfield-Fairfax, Inc.	Virginia	100%
6. Continental Dialysis Centers, Inc.	Virginia	100%
7. DaVita Nephrology Associates of Utah, L.L.C.	Utah	100%
8. DaVita – West, LLC	Delaware	100%
9. Dialysis Specialists of Dallas, Inc.	Texas	100%
10. Downriver Centers, Inc.	Michigan	100%
11. East End Dialysis Center, Inc.	Virginia	100%
12. Eastmont Dialysis Partnership	California	100%
13. Elberton Dialysis Facility, Inc.	Georgia	100%
14. Flamingo Park Kidney Center, Inc.	Florida	100%
15. Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Delaware	100%
16. Kidney Care Rx, Inc. (fka Total Renal Support Services, Inc.)	Delaware	100%
17. Kidney Care Services, LLC	Delaware	100%
18. Lincoln Park Dialysis Services, Inc.	Illinois	100%
19. Mason-Dixon Dialysis Facilities, Inc.	Maryland	100%
20. Nephrology Medical Associates of Georgia, LLC	Georgia	100%
21. Open Access Sonography, Inc.	Florida	100%
22. Orange Dialysis, LLC	California	100%
23. Pacific Coast Dialysis Center	California	100%
24. PDI Holdings, Inc.	Delaware	100%
25. PDI Supply, Inc.	Delaware	100%
26. Peninsula Dialysis Center, Inc.	Virginia	100%
27. Physicians Dialysis Acquisitions, Inc.	Delaware	100%
28. Physicians Dialysis Ventures, Inc.	Delaware	100%
29. Physicians Dialysis, Inc.	Delaware	100%
30. Renal Treatment Centers – California, Inc.	Delaware	100%
31. Renal Treatment Centers – Hawaii, Inc.	Delaware	100%
32. Renal Treatment Centers – Illinois, Inc.	Delaware	100%
33. Renal Treatment Centers – Mid-Atlantic, Inc.	Delaware	100%
34. Renal Treatment Centers – Northeast, Inc.	Delaware	100%
35. Renal Treatment Centers – Southeast, LP	Delaware	100%
36. Renal Treatment Centers – West, Inc.	Delaware	100%
37. Renal Treatment Centers, Inc.	Delaware	100%
38. RMS DM, LLC	Delaware	100%

39. RTC - Texas Acquisition, Inc.	Texas	100%
40. RTC Holdings, Inc.	Delaware	100%
41. RTC TN, Inc.	Delaware	100%
42. Sierra Rose Dialysis Center, LLC	Delaware	100%
43. Southwest Atlanta Dialysis Centers, LLC	Delaware	100%
44. Total Acute Kidney Care, Inc.	Florida	100%
45. Total Renal Care / Eaton Canyon Dialysis Center Partnership	California	100%
46. Total Renal Care of Colorado, Inc.	Colorado	100%
47. Total Renal Care of Utah, L.L.C.	Delaware	100%
48. Total Renal Care Texas Limited Partnership	Delaware	100%
49. Total Renal Care, Inc.	California	100%
50. Total Renal Care/Peralta Renal Center Partnership	California	100%
51. Total Renal Care/Piedmont Dialysis Partnership	California	100%
52. Total Renal Laboratories, Inc.	Florida	100%
53. Total Renal Research, Inc.	Delaware	100%
54. TRC – Indiana, LLC	Indiana	100%
55. TRC of New York, Inc.	New York	100%
56. TRC West, Inc.	Delaware	100%
57. Tri-City Dialysis Center, Inc.	Virginia	100%
58. Dialysis Centers of Abilene, L.P.	Delaware	100%
59. Mid-City New Orleans Dialysis Partnership, LLC	Delaware	100%
60. North Atlanta Dialysis Center, LLC	Delaware	100%
61. Ontario Dialysis Center, LLC	Delaware	100%
62. Renal Life Link, Inc.	Delaware	100%
63. South Shore Dialysis Center, L.P.	Delaware	100%
64. Southeast Florida Dialysis, LLC	Delaware	100%
65. DVA Renal Healthcare, Inc.	Tennessee	100%
66. Dialysis Holdings, Inc.	Delaware	100%
67. DVA Laboratory Services, Inc.	Florida	100%
68. DVA Nephrology Partners, Inc.	Tennessee	100%
69. DVA Healthcare of Pennsylvania, Inc.	Pennsylvania	100%
70. DVA Healthcare of Maryland, Inc.	Maryland	100%
71. DVA Healthcare of Massachusetts, Inc.	Massachusetts	100%
72. DVA of New York, Inc.	New York	100%
73. DVA Supply Corp.	Tennessee	100%
74. Neptune Artificial Kidney Center, LLC	New Jersey	100%
75. Freehold Artificial Kidney Center, LLC	New Jersey	100%
76. DVA Nephrology Services, Inc.	Delaware	100%
77. DVA Healthcare Nephrology Partners, Inc.	Nevada	100%
78. DVA Healthcare Renal Care, Inc.	Nevada	100%
79. DVA Healthcare Procurement Services, Inc.	California	100%